1st QUARTER 2024 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended March 31, 2024 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of March 31, 2024, ROIC owned 94 shopping centers encompassing approximately 10.6 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Supplemental Disclosure
Quarter Ended March 31, 2024

Table of Contents

	Page
Financial Data	
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9
Portfolio Data	
Property Portfolio	10
Same-Center Cash Net Operating Income Analysis	13
Top Ten Tenants	14
Lease Expiration Schedule	15
Leasing Summary	16
Same-Space Comparative Leasing Summary	17
Leased vs. Billed Summary	18
Footnotes	19
Investor Information	20

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Supplemental Disclosure Quarter Ended March 31, 2024 -4- Balance Sheets (unaudited, dollars in thousands, except par values and share amounts) 03/31/24 12/31/23 ASSETS: Real Estate Investments: Land $ 965,516 $ 967,251 Building and improvements 2,501,886 2,500,647 3,467,402 3,467,898 Less: accumulated depreciation 666,875 654,543 2,800,527 2,813,355 Mortgage note receivable 4,670 4,694 Real Estate Investments, net 2,805,197 2,818,049 Cash and cash equivalents 1,768 6,302 Restricted cash 2,393 2,116 Tenant and other receivables, net 60,781 61,193 Deposit on real estate acquisition 5,000 — Acquired lease intangible assets, net 41,787 42,791 Prepaid expenses 4,898 3,354 Deferred charges, net 27,199 27,294 Other assets 17,692 16,541 TOTAL ASSETS $ 2,966,715 $ 2,977,640 LIABILITIES: Term loan $ 199,805 $ 199,745 Credit facility 68,000 75,000 Senior Notes 1,044,057 1,043,593 Mortgage notes payable 59,831 60,052 Acquired lease intangible liabilities, net 133,700 137,820 Accounts payable and accrued expenses 60,807 50,598 Tenants’ security deposits 8,340 8,205 Other liabilities 38,529 39,420 TOTAL LIABILITIES 1,613,069 1,614,433 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 13 13 Additional paid-in capital 1,643,300 1,643,908 Accumulated dividends in excess of earnings (365,300) (357,160) Accumulated other comprehensive income 521 559 Total Retail Opportunity Investments Corp. stockholders’ equity 1,278,534 1,287,320 Non-controlling interests 75,112 75,887 TOTAL EQUITY 1,353,646 1,363,207 TOTAL LIABILITIES AND EQUITY $ 2,966,715 $ 2,977,640 The Company’s Form 10-Q for the quarter ended March 31, 2024, and Form 10-K for the year ended December 31, 2023 should be read in conjunction with the above information.

Supplemental Disclosure Quarter Ended March 31, 2024 -5- Income Statements Three Months Ended 03/31/24 03/31/23 REVENUES: Rental revenue $ 84,560 $ 78,999 Other income 770 297 TOTAL REVENUES 85,330 79,296 OPERATING EXPENSES: Property operating 14,083 14,202 Property taxes 8,560 8,844 Depreciation and amortization 26,269 25,104 General and administrative expenses 5,682 5,320 Other expense 152 172 TOTAL OPERATING EXPENSES 54,746 53,642 OPERATING INCOME 30,584 25,654 NON-OPERATING EXPENSES: Interest expense and other finance expenses (18,919) (16,958) NET INCOME 11,665 8,696 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (647) (554) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. $ 11,018 $ 8,142 NET INCOME PER COMMON SHARE - BASIC AND DILUTED $ 0.09 $ 0.06 Weighted average common shares outstanding - basic 126,593 124,227 Weighted average common shares outstanding - diluted 134,262 133,007 RENTAL REVENUE Base rents $ 57,931 $ 56,647 Recoveries from tenants 20,547 20,164 Straight-line rent 192 347 Amortization of above-market and below-market rent, net 6,657 2,864 Bad debt (767) (1,023) TOTAL RENTAL REVENUE $ 84,560 $ 78,999 (unaudited, in thousands, except per share amounts) The Company’s Form 10-Q for the quarters ended March 31, 2024 and March 31, 2023 should be read in conjunction with the above information.

Supplemental Disclosure Quarter Ended March 31, 2024 -6- Funds From Operations (unaudited, in thousands, except per share amounts) Three Months Ended 03/31/24 03/31/23 Funds from Operations (FFO): Net income attributable to ROIC common stockholders $ 11,018 $ 8,142 Plus: Depreciation and amortization expense 26,269 25,104 FUNDS FROM OPERATIONS - BASIC 37,287 33,246 Net income attributable to non-controlling interests 647 554 FUNDS FROM OPERATIONS - DILUTED $ 37,934 $ 33,800 FUNDS FROM OPERATIONS PER SHARE - BASIC $ 0.29 $ 0.27 FUNDS FROM OPERATIONS PER SHARE - DILUTED $ 0.28 $ 0.25 Weighted average common shares outstanding - basic 126,593 124,227 Weighted average common shares outstanding - diluted 134,262 133,007 Common dividends per share $ 0.15 $ 0.15 FFO Payout Ratio 53.6% 60.0 % Additional Disclosures: Non-Cash Expense (Income) Straight-line rent $ (192) $ (347) Above-market and below-market rent amortization, net (6,657) (2,864) Non-cash interest income — (14) Deferred financing costs and mortgage premiums, net 876 742 Stock based compensation 2,787 2,927 Capital Expenditures Tenant improvements $ 5,341 $ 4,971 Leasing commissions 560 529 Building improvements 795 507 Reimbursable property improvements 1,592 384 Pad and other development 2,611 1,981 The above does not purport to disclose all items required under GAAP.

Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended March 31, 2024

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Fullerton Crossroads	$ 26,000	4.73 %	3.82 %	4/6/2024	1.9 %
Diamond Hills Plaza	33,868	3.55 %	3.61 %	10/1/2025	2.4 %
Total Mortgage Debt	59,868	4.06 %	3.70 %	0.9 Years (WA)	4.3 %
Unsecured Senior Notes:					
Senior Notes Due 2024	250,000	4.00 %	4.21 %	12/15/2024	18.1 %
Senior Notes Due 2026	200,000	3.95 %	3.95 %	9/22/2026	14.6 %
Senior Notes Due 2027	250,000	4.19 %	4.19 %	12/15/2027	18.1 %
Senior Notes Due 2028	350,000	6.75 %	6.86 %	10/15/2028	25.4 %
Total Unsecured Senior Notes	1,050,000	4.95 %	5.04 %	3.0 Years (WA)	76.2 %
Term Loan:					
Interest rate swap	100,000	5.58 %	5.58 %	8/31/2024	7.3 %
Interest rate swap	50,000	5.13 %	5.13 %	8/31/2024	3.6 %
Total Term Loan	150,000	5.43 %	5.43 %		10.9 %
Total Fixed Rate Debt	**1,259,868**	**4.97 %**	**5.02 %**	**2.9 Years (WA)** (1)	**91.4 %**
Variable Rate Debt					
Credit Facility	68,000	6.28 %	6.28 %	3/2/2027 (2)	5.0 %
Term Loan	200,000	6.43 %	6.43 %	1/20/2025	3.6 %
Interest rate swaps - Term Loan	(150,000)				
Total Variable Rate Debt	**118,000**	**6.34 %**	**6.34 %**	**1.3 Years (WA)**	**8.6 %**
TOTAL PRINCIPAL DEBT	**$ 1,377,868**	**5.08 %**	**5.13 %**	**2.6 Years (WA)** (1)	**100.0 %**
Net unamortized premiums on mortgages	18				
Net unamortized discounts on notes	(1,858)				
Net unamortized deferred financing charges (3)	(4,335)				
Total Debt	**$ 1,371,693**				

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Supplemental Disclosure Quarter Ended March 31, 2024 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility (2) Term Loan Unsecured Notes Payments Debt Maturing 2024 $ 531 $ 26,000 $ — $ — $ 250,000 $ 276,531 20.0% 2025 550 32,787 — 200,000 — 233,337 16.9% 2026 — — — — 200,000 200,000 14.6% 2027 — — 68,000 — 250,000 318,000 23.1% 2028 — — — — 350,000 350,000 25.4 % Thereafter — — — — — — — % $ 1,081 $ 58,787 $ 68,000 $ 200,000 $ 1,050,000 $ 1,377,868 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 92 10,271,434 96.6 % Encumbered properties 2 358,327 3.4% 94 10,629,761 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,318,000 95.7 % Secured principal debt 59,868 4.3 % Total Principal Debt $ 1,377,868 100.0%

Supplemental Disclosure
Quarter Ended March 31, 2024

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	03/31/24	12/31/23	09/30/23	06/30/23	03/31/23
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.0x	2.7x	3.0x	3.0x	3.0x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.0x	2.7x	3.0x	3.0x	3.0x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.4x	6.2x	6.4x	6.5x	6.7x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.2x	6.4x	6.4x	6.5x	6.6x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	46.4%	46.5%	49.3%	46.1%	45.9%
Total principal debt/undepreciated book value	37.9%	38.1%	41.1%	38.2%	38.3%
Secured principal debt/undepreciated book value	1.6%	1.7%	1.6%	1.7%	1.7%
Market capitalization calculations, at period end:					
Common shares outstanding	126,593	126,160	125,256	125,256	124,228
Operating partnership units (OP units) outstanding	7,437	7,437	7,437	7,437	8,447
Common stock price per share	$ 12.82	$ 14.03	$ 12.38	$ 13.51	$ 13.96
Total equity market capitalization	$ 1,718,271	$ 1,874,372	$ 1,642,741	$ 1,792,684	$ 1,852,151
Total principal debt	1,377,868	1,385,045	1,560,219	1,373,389	1,377,557
TOTAL MARKET CAPITALIZATION	$ 3,096,139	$ 3,259,417	$ 3,202,960	$ 3,166,073	$ 3,229,708
Unsecured Senior Notes Financial Covenants: (4)					
Total debt to total assets not to exceed 60%	39.7%	39.9%	42.8%	40.1%	40.3%
Total secured debt to total assets not to exceed 40%	1.7%	1.7%	1.7%	1.8%	1.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	254.1%	252.8%	234.5%	251.2%	250.3%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	2.9x	2.9x	3.1x	3.2x	3.3x

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Property Portfolio

Supplemental Disclosure
Quarter Ended March 31, 2024

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR [(5)]	Major Tenants
Los Angeles metro area								
Bouquet Center	Santa Clarita	CA	04/28/16	148,903	98.4 %	$	3,876	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
Casitas Plaza Shopping Center	Carpinteria	CA	03/10/16	105,118	100.0 %		2,095	Albertsons Supermarket, CVS Pharmacy
Claremont Promenade	Claremont	CA	09/23/10	92,177	84.8 %		2,147	Super King Supermarket
Diamond Bar Town Center	Diamond Bar	CA	02/01/13	100,342	100.0 %		2,526	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	Diamond Bar	CA	04/22/13	139,455	99.9 %		4,289	H-Mart Supermarket, Planet Fitness
Fallbrook Shopping Center	Los Angeles	CA	06/13/14	755,164	84.2 %		13,863	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket*, TJ Maxx
Foothill Plaza	La Verne	CA	12/01/23	64,514	100.0 %		1,523	Sprouts Market
Gateway Village	Chino Hills	CA	12/17/10	96,959	93.5 %		2,875	Sprouts Market
Glendora Shopping Center	Glendora	CA	08/01/12	106,535	100.0 %		1,556	Albertsons Supermarket
Magnolia Shopping Center	Santa Barbara	CA	03/10/16	116,089	96.9 %		2,511	Kroger (Ralph's) Supermarket
Moorpark Town Center	Moorpark	CA	12/03/14	133,547	91.3 %		1,978	Kroger (Ralph's) Supermarket, CVS Pharmacy
North Ranch Shopping Center	Westlake Village	CA	06/01/16	146,444	89.7 %		4,917	Kroger (Ralph's) Supermarket, Trader Joe's, Planet Fitness
Ontario Plaza	Ontario	CA	01/06/15	150,149	97.2 %		2,484	El Super Supermarket, Rite Aid Pharmacy
Paramount Plaza	Paramount	CA	12/22/09	95,062	98.5 %		2,000	Grocery Outlet Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	Thousand Oaks	CA	01/06/15	110,092	95.2 %		2,823	Safeway (Vons) Supermarket, Dollar Tree
Plaza de la Cañada	La Cañada Flintridge	CA	12/13/13	100,425	100.0 %		2,803	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Redondo Beach Plaza	Redondo Beach	CA	12/28/12	110,509	100.0 %		2,521	Safeway (Vons) Supermarket, Petco
Seabridge Marketplace	Oxnard	CA	05/31/12	98,348	89.3 %		1,844	Safeway (Vons) Supermarket
The Knolls	Long Beach	CA	10/03/16	51,858	100.0 %		1,453	Trader Joe's, Pet Food Express
The Terraces	Rancho Palos Verdes	CA	03/17/17	172,922	94.4 %		3,724	Trader Joe's, Marshall's, LA Fitness
Warner Plaza	Woodland Hills	CA	12/31/15	110,918	94.9 %		4,627	Sprouts Market, Kroger (Ralph's) Supermarket*, Rite Aid Pharmacy*
Los Angeles metro area total				**3,005,530**	**93.1 %**	**$**	**68,435**	
Seattle metro area								
Ballinger Village	Shoreline	WA	08/19/22	112,228	100.0 %	$	2,525	Thriftway Supermarket, Rite Aid Pharmacy
Bellevue Marketplace	Bellevue	WA	12/10/15	113,758	100.0 %		3,768	Asian Family Market
Bridle Trails Shopping Center	Kirkland	WA	10/17/16	110,257	100.0 %		2,555	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
Canyon Crossing	Puyallup	WA	04/15/13	120,398	100.0 %		2,969	Safeway Supermarket
Canyon Park Shopping Center	Bothell	WA	07/29/11	123,592	100.0 %		2,717	PCC Community Market, Rite Aid Pharmacy, Petco
Crossroads Shopping Center	Bellevue	WA	2010/2013	473,131	99.3 %		12,970	Kroger (QFC) Supermarket, Dick's Sporting Goods, Edgeworks Climbing
Four Corner Square	Maple Valley	WA	12/21/15	119,531	100.0 %		2,779	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Gateway Shopping Center	Marysville	WA	02/16/12	104,298	100.0 %		2,737	WinCo Foods*, Rite Aid Pharmacy, Ross Dress For Less
Hawks Prairie Shopping Center	Lacey	WA	09/09/11	157,529	100.0 %		2,060	Safeway Supermarket, Dollar Tree, Big Lots, Ace Hardware
Highland Hill Shopping Center	Tacoma	WA	05/09/17	163,926	95.9 %		3,011	WinCo Foods, LA Fitness, Dollar Tree, Petco
Meridian Valley Plaza	Kent	WA	02/01/10	51,597	100.0 %		948	Kroger (QFC) Supermarket
North Lynnwood Shopping Center	Lynnwood	WA	10/19/17	63,606	92.9 %		1,044	Grocery Outlet Supermarket, Dollar Tree
Olympia Square North	Olympia	WA	04/01/22	89,884	100.0 %		1,101	Albertsons Supermarket
Olympia West Center	Olympia	WA	12/06/21	69,212	91.5 %		1,439	Trader Joe's, Petco
PCC Community Markets Plaza	Edmonds	WA	01/25/17	34,459	100.0 %		759	PCC Community Market
South Point Plaza	Everett	WA	11/10/21	189,960	88.0 %		2,233	Grocery Outlet Supermarket, Hobby Lobby, Pep Boys
Stadium Center	Tacoma	WA	02/23/18	48,888	96.5 %		1,056	Thriftway Supermarket
Summerwalk Village	Lacey	WA	12/13/19	61,545	100.0 %		989	Walmart Neighborhood Market
The Market at Lake Stevens	Lake Stevens	WA	03/11/10	74,130	100.0 %		1,706	Albertsons (Haggen) Supermarket
Thomas Lake Shopping Center	Mill Creek	WA	08/19/22	111,311	84.1 %		1,724	Safeway Supermarket
Seattle metro area total				**2,393,240**	**97.4 %**	**$**	**51,090**	

* These retailers are not tenants of ROIC.

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Supplemental Disclosure
Quarter Ended March 31, 2024

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR [5]	Major Tenants
Portland metro area								
Cascade Summit Town Square	West Linn	OR	08/20/10	94,934	100.0 %	$	2,114	Safeway Supermarket, U.S. Postal Service
Division Center	Portland	OR	04/05/17	123,072	100.0 %		2,332	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Division Crossing	Portland	OR	12/22/10	103,561	73.5 %		1,123	Ross Dress For Less, Ace Hardware
Halsey Crossing	Gresham	OR	12/22/10	99,428	100.0 %		1,521	24 Hour Fitness, Dollar Tree
Happy Valley Town Center	Happy Valley	OR	07/14/10	138,397	99.1 %		4,150	New Seasons Market
Heritage Market Center	Vancouver	WA	09/23/10	107,468	100.0 %		1,943	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	11/23/11	156,021	100.0 %		2,763	Albertsons Supermarket, Dollar Tree, Ace Hardware
Johnson Creek Center	Happy Valley	OR	11/09/15	108,588	100.0 %		2,412	Trader Joe's, Walgreens, Sportsman's Warehouse
King City Plaza	King City	OR	05/18/18	62,676	99.2 %		1,029	Grocery Outlet Supermarket, Anytime Fitness
Powell Valley Junction	Gresham	OR	04/01/22	108,791	100.0 %		1,179	Walmart Neighborhood Market, Planet Fitness
Riverstone Marketplace	Vancouver	WA	10/11/17	95,774	96.1 %		2,337	Kroger (QFC) Supermarket
Robinwood Shopping Center	West Linn	OR	08/23/13	70,831	100.0 %		1,185	Walmart Neighborhood Market
Rose City Center	Portland	OR	09/15/16	60,680	100.0 %		805	Safeway Supermarket
Sunnyside Village Square	Happy Valley	OR	07/28/15	92,278	100.0 %		1,698	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Tigard Marketplace	Tigard	OR	02/18/14	136,889	100.0 %		2,331	H-Mart Supermarket, Bi-Mart
Tigard Promenade	Tigard	OR	07/28/15	88,043	100.0 %		1,660	Safeway Supermarket, Petco
Wilsonville Old Town Square	Wilsonville	OR	2010/2012	49,880	100.0 %		2,023	Kroger (Fred Meyer) Supermarket*
Wilsonville Town Center	Wilsonville	OR	12/11/14	167,829	100.0 %		3,175	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Portland metro area total				**1,865,140**	**98.2 %**	**$**	**35,780**	
San Francisco metro area								
Canyon Creek Plaza	San Jose	CA	09/01/21	64,662	98.2 %	$	2,209	New Seasons Market
Country Club Gate Center	Pacific Grove	CA	07/08/11	109,331	95.1 %		2,303	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy
Country Club Village	San Ramon	CA	11/26/13	111,093	97.9 %		2,285	Walmart Neighborhood Market, CVS Pharmacy
Gateway Centre	San Ramon	CA	09/01/15	112,553	100.0 %		2,890	Save Mart (Lucky California) Supermarket, Dollar Tree
Granada Shopping Center	Livermore	CA	06/27/13	71,525	100.0 %		1,571	Save Mart (Lucky California) Supermarket
Iron Horse Plaza	Danville	CA	12/04/15	61,915	100.0 %		2,572	Lunardi's Market
Jackson Square	Hayward	CA	07/01/15	114,220	99.1 %		2,490	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Marlin Cove Shopping Center	Foster City	CA	05/04/12	73,943	88.0 %		2,215	99 Ranch Market
Monta Loma Plaza	Mountain View	CA	09/19/17	48,078	100.0 %		1,588	Safeway Supermarket
Monterey Center	Monterey	CA	07/14/16	25,626	100.0 %		1,119	Trader Joe's
North Park Plaza	San Jose	CA	04/30/14	76,697	100.0 %		2,860	H-Mart Supermarket
Pinole Vista Shopping Center	Pinole	CA	01/06/11	141,093	96.9 %		3,299	Save Mart (Lucky California) Supermarket, Planet Fitness
Pleasant Hill Marketplace	Pleasant Hill	CA	04/08/10	69,715	100.0 %		1,568	Total Wine and More, Basset Furniture
Santa Rosa Southside Shopping Center	Santa Rosa	CA	03/24/17	88,606	100.0 %		1,874	REI, World Market, DSW
Santa Teresa Village	San Jose	CA	11/08/12	131,214	97.9 %		3,422	Grocery Outlet Supermarket, Dollar Tree, MedVet
The Village at Novato	Novato	CA	07/24/12	20,081	78.3 %		458	Trader Joe's
Village Oaks Shopping Center	Martinez	CA	05/17/22	79,875	100.0 %		1,552	Save Mart (Lucky California) Supermarket
Winston Manor	South San Francisco	CA	01/07/15	49,852	86.6 %		1,678	Grocery Outlet Supermarket
San Francisco metro area total				**1,450,079**	**97.5 %**	**$**	**37,953**	

* These retailers are not tenants of ROIC.

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Supplemental Disclosure
Quarter Ended March 31, 2024

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased	ABR (5)	Major Tenants
Orange County metro area							
5 Points Plaza	Huntington Beach	CA	09/27/13	161,170	96.6 %	$ 4,721	Trader Joe's
Cypress Center West	Cypress	CA	12/04/12	112,080	92.7 %	2,188	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Desert Springs Marketplace	Palm Desert	CA	02/17/11	113,718	95.6 %	2,866	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Fullerton Crossroads	Fullerton	CA	10/11/17	218,872	98.2 %	3,534	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
Harbor Place Center	Garden Grove	CA	12/28/12	123,836	94.5 %	1,939	AA Supermarket, Ross Dress For Less, AutoZone Mega Hub
Peninsula Marketplace	Huntington Beach	CA	10/15/13	95,416	100.0 %	2,583	Kroger (Ralph's) Supermarket, Planet Fitness
Santa Ana Downtown Plaza	Santa Ana	CA	01/26/10	105,536	98.3 %	2,484	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	Corona	CA	09/30/10	74,198	100.0 %	1,980	Safeway (Vons) Supermarket, CVS Pharmacy*
The Village at Nellie Gail Ranch	Laguna Hills	CA	11/30/17	89,041	94.6 %	3,000	Smart & Final Extra Supermarket
Orange County metro area total				**1,093,867**	**96.7 %**	**$ 25,295**	
San Diego metro area							
Bay Plaza	San Diego	CA	10/05/12	73,070	97.4 %	$ 2,240	Seafood City Supermarket
Bernardo Heights Plaza	Rancho Bernardo	CA	02/06/13	37,729	100.0 %	987	Sprouts Market
Creekside Plaza	Poway	CA	02/28/14	133,914	99.2 %	3,504	Stater Brothers Supermarket, AMC Theatres
Hawthorne Crossings	San Diego	CA	06/27/13	141,288	100.0 %	3,656	Mitsuwa Supermarket, Ross Dress For Less, Staples
Marketplace Del Rio	Oceanside	CA	01/03/11	183,292	98.9 %	3,702	Stater Brothers Supermarket, Walgreens, Planet Fitness
Palomar Village	Temecula	CA	10/12/21	125,130	98.4 %	2,204	Albertsons Supermarket, CVS Pharmacy
Renaissance Towne Centre	San Diego	CA	08/03/11	52,866	99.1 %	2,827	CVS Pharmacy
San Diego metro area total				**747,289**	**99.0 %**	**$ 19,120**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased	ABR (5)
Los Angeles	21	3,005,530	93.1 %	$ 68,435
Seattle	20	2,393,240	97.4 %	51,090
Portland	18	1,865,140	98.2 %	35,780
San Francisco	18	1,450,079	97.5 %	37,953
Orange County	9	1,093,867	96.7 %	25,295
San Diego	7	747,289	99.0 %	19,120
TOTAL SHOPPING CENTER PORTFOLIO	**93**	**10,555,145**	**96.4 %**	**$ 237,673**

* These retailers are not tenants of ROIC.
Note: Property Portfolio excludes one shopping center that is currently planned for redevelopment.

-12-

Supplemental Disclosure Quarter Ended March 31, 2024 -13- Three Months Ended 03/31/24 03/31/23 $ Change % Change Number of shopping centers included in same-center analysis (6) 92 92 Same-center leased rate 96.3% 98.3% (2.0) % REVENUES: Base rents $ 57,545 $ 56,260 $ 1,285 2.3 % Recoveries from tenants 20,437 20,169 268 1.3 % Other property income 574 120 454 378.3 % Bad debt (529) (911) 382 (41.9) % TOTAL REVENUES 78,027 75,638 2,389 3.2 % OPERATING EXPENSES: Property operating expenses 14,018 14,307 (289) (2.0) % Property taxes 8,416 8,751 (335) (3.8) % TOTAL OPERATING EXPENSES 22,434 23,058 (624) (2.7) % SAME-CENTER CASH NET OPERATING INCOME $ 55,593 $ 52,580 $ 3,013 5.7 % SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION GAAP Operating Income $ 30,584 $ 25,654 Depreciation and amortization 26,269 25,104 General and administrative expenses 5,682 5,320 Other expense 152 172 Straight-line rent (192) (347) Amortization of above-market and below-market rent, net (6,657) (2,864) Property revenues and other expenses (7) 106 36 TOTAL COMPANY CASH NET OPERATING INCOME 55,944 53,075 Non Same-Center Cash NOI (351) (495) SAME-CENTER CASH NET OPERATING INCOME $ 55,593 $ 52,580 Same-Center Cash Net Operating Income Analysis (unaudited, dollars in thousands) .

Supplemental Disclosure Quarter Ended March 31, 2024 -14- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR (5) Total ABR 1 Albertsons / Safeway Supermarkets 21 1,052,996 10.4% $ 13,420 5.6% 2 Kroger Supermarkets 11 488,735 4.8% 7,883 3.3% 3 Save Mart Supermarkets 5 234,713 2.3% 3,603 1.5% 4 Trader Joe’s 9 113,097 1.1% 3,504 1.5% 5 Rite Aid Pharmacy 12 215,808 2.1% 3,309 1.4% 6 Sprouts Markets 5 175,823 1.7% 3,261 1.4% 7 Grocery Outlet Supermarkets 10 225,004 2.2% 3,178 1.3% 8 JP Morgan Chase 20 82,348 0.8% 3,002 1.3% 9 H-Mart Supermarkets 3 147,040 1.5% 2,702 1.1% 10 Ross Dress For Less 6 166,703 1.7% 2,552 1.1 % Top 10 Tenants Total 102 2,902,267 28.6% $ 46,414 19.5 % Other Tenants 1,946 7,259,365 71.4% 191,259 80.5 % Total Portfolio 2,048 10,161,632 100.0% $ 237,673 100.0%

Supplemental Disclosure
Quarter Ended March 31, 2024

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [8]

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA		Total ABR [5]	Percent of Total ABR		ABR Per Sq. Ft.
2024	2	33,492	0.3 %	$	550	0.2 %	$	16.41
2025	20	681,468	6.7 %		9,098	3.8 %		13.35
2026	23	765,259	7.5 %		10,148	4.3 %		13.26
2027	13	433,197	4.3 %		5,137	2.1 %		11.86
2028	30	1,003,754	9.9 %		18,850	7.9 %		18.78
2029	21	710,161	7.0 %		12,479	5.3 %		17.57
2030	14	486,052	4.8 %		8,334	3.5 %		17.15
2031	11	335,269	3.3 %		5,218	2.2 %		15.56
2032	8	266,426	2.6 %		3,975	1.7 %		14.92
2033	9	279,734	2.8 %		3,933	1.7 %		14.06
2034+	17	630,700	6.2 %		10,819	4.6 %		17.15
	168	5,625,512	55.4 %	$	88,541	37.3 %	$	15.74

Non-Anchor Tenants

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA		Total ABR [5]	Percent of Total ABR		ABR Per Sq. Ft.
2024	187	318,164	3.1 %	$	10,225	4.3 %	$	32.14
2025	286	584,401	5.8 %		18,789	7.9 %		32.15
2026	293	664,398	6.5 %		21,430	9.0 %		32.26
2027	294	692,213	6.8 %		22,689	9.5 %		32.78
2028	287	664,618	6.6 %		23,152	9.7 %		34.84
2029	190	497,847	4.9 %		16,366	6.9 %		32.87
2030	59	179,015	1.8 %		6,219	2.6 %		34.74
2031	58	182,680	1.8 %		5,930	2.6 %		32.46
2032	69	226,921	2.2 %		7,179	3.0 %		31.64
2033	68	226,977	2.2 %		7,129	3.0 %		31.41
2034+	89	298,886	2.9 %		10,024	4.2 %		33.54
	1,880	4,536,120	44.6 %	$	149,132	62.7 %	$	32.88

All Tenants

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA		Total ABR [5]	Percent of Total ABR		ABR Per Sq. Ft.
2024	189	351,656	3.4 %	$	10,775	4.5 %	$	30.64
2025	306	1,265,869	12.5 %		27,887	11.7 %		22.03
2026	316	1,429,657	14.0 %		31,578	13.3 %		22.09
2027	307	1,125,410	11.1 %		27,826	11.6 %		24.73
2028	317	1,668,372	16.5 %		42,002	17.6 %		25.18
2029	211	1,208,008	11.9 %		28,845	12.2 %		23.88
2030	73	665,067	6.6 %		14,553	6.1 %		21.88
2031	69	517,949	5.1 %		11,148	4.8 %		21.52
2032	77	493,347	4.8 %		11,154	4.7 %		22.61
2033	77	506,711	5.0 %		11,062	4.7 %		21.83
2034+	106	929,586	9.1 %		20,843	8.8 %		22.42
	2,048	10,161,632	100.0 %	$	237,673	100.0 %	$	23.39

-15-

Supplemental Disclosure Quarter Ended March 31, 2024 -16- Leasing Summary For the Three Months Ended March 31, 2024 New Leases Non-Anchor Anchor (8) Total Number of Leases 26 — 26 Gross Leasable Area (sq. ft.) 43,968 — 43,968 Initial Base Rent ($/sq. ft.) (10) $ 31.22 $ — $ 31.22 Tenant Improvements ($/sq. ft.) $ 0.14 $ — $ 0.14 Leasing Commissions ($/sq. ft.) $ 2.14 $ — $ 2.14 Weighted Average Lease Term (Yrs.) (9) 7.0 — 7.0 Renewals Non-Anchor Anchor (8) Total Number of Leases 54 7 61 Gross Leasable Area (sq. ft.) 132,153 207,172 339,325 Initial Base Rent ($/sq. ft.) (10) $ 38.43 $ 17.40 $ 25.59 Tenant Improvements ($/sq. ft.) $ 0.93 $ 1.21 $ 1.10 Leasing Commissions ($/sq. ft.) $ 0.04 $ 0.18 $ 0.12 Weighted Average Lease Term (Yrs.) (9) 5.2 5.1 5.1 Total Non-Anchor Anchor (8) Total Number of Leases 80 7 87 Gross Leasable Area (sq. ft.) 176,121 207,172 383,293 Initial Base Rent ($/sq. ft.) (10) $ 36.63 $ 17.40 $ 26.24 Tenant Improvements ($/sq. ft.) $ 0.73 $ 1.21 $ 0.99 Leasing Commissions ($/sq. ft.) $ 0.56 $ 0.18 $ 0.36 Weighted Average Lease Term (Yrs.) (9) 5.6 5.1 5.3

Same-Space Comparative Leasing Summary

Supplemental Disclosure
Quarter Ended March 31, 2024

For the Three Months Ended March 31, 2024

New Leases	Non-Anchor	Anchor [8]	Total
Comparative # of Leases	14	—	14
Comparative GLA (sq. ft.) [11]	25,356	—	25,356
Prior Base Rent ($/sq. ft.) [12]	$ 29.06	$ —	$ 29.06
Initial Base Rent ($/sq. ft.) [10]	$ 32.60	$ —	$ 32.60
Percentage Change in Base Rents	12.2%	—%	12.2%
Tenant Improvements ($/sq. ft.)	$ 0.24	$ —	$ 0.24
Leasing Commissions ($/sq. ft.)	$ 1.18	$ —	$ 1.18
Weighted Average Lease Term (Yrs.) [9]	6.6	—	6.6

Renewals	Non-Anchor	Anchor [8]	Total
Comparative # of Leases	54	7	61
Comparative GLA (sq. ft.) [11]	132,153	207,172	339,325
Prior Base Rent ($/sq. ft.) [12]	$ 35.52	$ 16.63	$ 23.98
Initial Base Rent ($/sq. ft.) [10]	$ 38.43	$ 17.40	$ 25.59
Percentage Change in Base Rents	8.2%	4.7%	6.7%
Tenant Improvements ($/sq. ft.)	$ 0.93	$ 1.21	$ 1.10
Leasing Commissions ($/sq. ft.)	$ 0.04	$ 0.18	$ 0.12
Weighted Average Lease Term (Yrs.) [9]	5.2	5.1	5.1

Total	Non-Anchor	Anchor [8]	Total
Comparative # of Leases	68	7	75
Comparative GLA (sq. ft.) [11]	157,509	207,172	364,681
Prior Base Rent ($/sq. ft.) [12]	$ 34.48	$ 16.63	$ 24.34
Initial Base Rent ($/sq. ft.) [10]	$ 37.49	$ 17.40	$ 26.08
Percentage Change in Base Rents	8.7%	4.7%	7.2%
Tenant Improvements ($/sq. ft.)	$ 0.82	$ 1.21	$ 1.04
Leasing Commissions ($/sq. ft.)	$ 0.23	$ 0.18	$ 0.20
Weighted Average Lease Term (Yrs.) [9]	5.4	5.1	5.2

-17-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended March 31, 2024 -18- Leased vs. Billed Summary (dollars in thousands) 03/31/24 12/31/23 09/30/23 06/30/23 % leased at beginning of quarter 97.7% 98.2% 98.3% 98.3% % billed at beginning of quarter 95.2% 95.7% 95.7% 95.1 % ABR of new leases signed/not yet commenced - at beginning of quarter (5) $ 6,994 $ 7,289 $ 7,213 $ 6,485 less: ABR of new leases commenced during quarter (1,370) (2,154) (1,918) (1,920) plus: ABR of new leases signed during quarter 1,048 1,859 1,994 2,648 ABR of new leases signed/not yet commenced - at end of quarter $ 6,672 $ 6,994 \$ 7,289 \$ 7,213 % leased at end of quarter 96.4% 97.7% 98.2% 98.3% % billed at end of quarter 93.9% 95.2% 95.7% 95.7 % ABR of new leases commenced during quarter - amount billed $ 185 $ 250 $ 205 $ 182

Supplemental Disclosure Quarter Ended March 31, 2024 -19- Footnotes 1. Weighted Average (WA) excludes interest rate swap maturity dates. 2. Does not include extension options available to ROIC. 3. Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages. 4. Calculated in accordance with GAAP pursuant to underlying bond indentures. 5. ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. 6. Same centers are those shopping centers which were owned for the entirety of the current and comparable prior year period, except for one shopping center that is currently planned for redevelopment and is no longer being managed as a retail asset. 7. Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments. 8. Anchor tenants are leases equal to or greater than 15,000 square feet. 9. Does not assume exercise of renewal options. 10. Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. 11. Comparative GLA includes spaces that were vacant for less than 12 months, excludes spaces that were not leased at the time of acquisition. 12. Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

Supplemental Disclosure Quarter Ended March 31, 2024 -20- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O'Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Jeffrey Spector 646.855.1363 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Citi Nicholas Joseph 212.816.1909 Craig Mailman 212.816.4471 Green Street Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Securities Dori Kesten 617.603.4233 James Feldman 212.214.5328 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Stifel Thierry Perrein 203.548.9398 Ratings Agency Coverage Fitch Ratings, Inc. Christopher Wimmer 646.582.3412 Moody’s Ratings Misbah Seyal 212.553.9357 S&P Global Ratings Michael Souers 212.438.2508